UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2004

SINOFRESH HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-49764 (Commission File Number)	65-1082270 (IRS Employer Identification No.)

516 Paul Morris Drive, Englewood, Florida (Address of principal executive offices)		34223 (Zip Code)

Registrant’s telephone number, including area code: (941) 681-3100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.02. Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.
SIGNATURES

Section 5.02. Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.

     On October 25, 2004, Russell R. Lee, III resigned as the Company’s Chief Financial Officer, effective on October 29, 2004. At such time as a new Chief Financial Officer is appointed, an amendment to this Form 8-K will be filed with the Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC. (Registrant)
Date: October 29, 2004	By:	/s/ Russell R. Lee III
Russell R. Lee III
Chief Financial Officer and Secretary (Signature)*